Related Party Transactions	12 Months Ended
Mar. 31, 2021
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 18: — RELATED PARTY TRANSACTIONS

In addition to Sun controlling 85.2% of the voting power in the Company as of March 31, 2021, the Company has substantial relationships with Sun.  Certain Taro Board members are also members of various Sun entities board of directors, including Taro’s Chairman, Dilip Shanghvi who is also Managing Director of Sun Pharma’s board of directors.  In addition, certain Taro officers and executives are also executives of Sun.

Arrangements with Sun

Since 2013, in the ordinary course of business, Taro has entered into various commercial transactions, including product distribution and logistics, manufacturing and service agreements, with Sun.  The Company reviews each of these transactions and believes that the terms of these transactions are comparable to those offered by or that could be obtained from unrelated third parties.  Pursuant to Israeli requirements, all material transactions were presented to the Audit

Committee, which determined that each such transaction was not considered extraordinary, as defined in the Israeli Companies Law and therefore did not require shareholder approval.  The Audit Committee further determined the approval requirements for the different types of transactions.

Sun and Taro renewed a services arrangement (the “Services Agreement”) effective April 1, 2020, that allows the companies to share the services of certain employees of the respective companies involved in certain North American management and operations functions in North America.

The companies are required to maintain records (the “Service Reports”) of the costs associated with the provision of the services under the Services Agreement, and allocate such costs between the companies, based upon approved allocation methodologies.  The Services Agreement requires our Audit Committee to review the Service Reports on a semi-annual basis and, the Services Agreement, as a whole, on an annual basis to determine its efficacy and whether it is in the Company’s best interests.

Each of the employees providing services under the Services Agreement is required to sign a written acknowledgment of his/her receipt of, and agreement to be bound by (a) the confidentiality and non-disclosure agreement between Sun and Taro, and (b) guidelines for consideration in the performance of such services, including the identification of potential conflicts of interest.

In April 2017, the Board of Directors approved for Taro to negotiate an agreement with Sun whereby Taro's U.S. branded products team advertised and promoted a combined portfolio of Taro and Sun corticosteroid products.  The agreement between Taro U.S.A., and Sun went into effect on May 1, 2017.  Under this agreement, Sun sold its products to customers and paid Taro a percentage of the net sales for Taro's promotional services.  Taro discontinued the promotion of its U.S. branded products effective March 31, 2019, and terminated the corticosteroid agreement.

In May 2018, Taro Canada signed an agreement with Sun’s affiliate Ranbaxy Pharmaceuticals Canada Inc., now Sun Pharma Canada Inc., under which Taro Canada acts as the exclusive distributor for a portfolio of Sun and Ranbaxy, Inc. products in Canada. Under this agreement, Taro Canada purchases and controls inventory; additionally, Sun and Ranbaxy Inc. pay Taro Canada a sales and distribution fee.